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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 2004 (except for Note 15, as to which the date is May 21, 2004), in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-113243) and related Prospectus of Inhibitex, Inc. for the registration of 5,900,000 shares of its common stock.


                                                  /s/ Ernst & Young LLP

Atlanta, Georgia
May 24, 2004